QUARTERLY REPORT
STOCK FUNDS
September 30, 1995
                                                    [LOGO] SIT Mutual Fund Group

                                            A FAMILY
                                            OF 100%
                                            NO-LOAD FUNDS

                                            *  Developing Markets Growth Fund
                                            *  Small Cap Growth Fund
                                            *  International Growth Fund
                                            *  Growth Fund
                                            *  Growth & Income Fund
                                            *  Balanced Fund


                             SIT MUTUAL FUND GROUP
                          STOCK FUNDS QUARTERLY REPORT
                               TABLE OF CONTENTS
                                                              PAGE

Chairman's Letter.........................................      3
Performance Review........................................      4
Fund Reviews
         Developing Markets Growth Fund...................      6
         Small Cap Growth Fund............................      8
         International Growth Fund........................     10
         Growth Fund......................................     12
         Growth & Income Fund.............................     14
         Balanced Fund....................................     16
A Look at the SIT Mutual Funds............................     18

         This document must be preceded or accompanied by a Prospectus.


SIT MUTUAL FUND GROUP
CHAIRMAN'S LETTER - SEPTEMBER 30, 1995

[PHOTO] Eugene C. Sit

Dear Fellow Shareholders:

     Domestic financial assets, particularly equity securities, performed strongly during the third quarter ended September 30, 1995, amid increases in corporate earnings, stable interest rates, heightened merger and acquisition activity, and generally contained inflation.


ECONOMIC REVIEW

     The domestic economy decelerated modestly during the second quarter as manufacturers scaled back production and retailers discounted to draw down inventories, yielding a +1.3% final estimate of real GDP growth. Early third quarter indicators, however, suggest that the economy could reaccelerate slightly during the second half of the year. Low interest rates have stimulated increases in housing activity, while industrial production has turned up after several months of decline. Durable goods orders also strengthened slightly. Consumer confidence surveys remain satisfactory, and the annualized change in real personal consumption expenditures advanced a healthy +2.9% during the first two months of the third quarter. We are, therefore, forecasting third quarter economic growth of approximately +2.5% and calendar 1995 growth slightly above +3.0%.

     As the presidential campaign season draws near, fiscal policy, particularly the passage of the federal budget, has taken center stage on Capitol Hill. Congress recently approved a stopgap measure temporarily allowing operations to continue through mid November; however, negotiations with the Administration are intensifying over such budget-balancing issues as Medicare and Medicaid spending, welfare and educational reform, and a potential reduction in the capital gains tax rate. The conservative majority is determined to provide a deficit reduction package which would balance the budget by 2002, although pressure is building to reach a compromise by November 15th in order to avoid a federal government shutdown. Once a compromise is reached, it seems virtually certain that decreased federal government responsibilities will fall on the shoulders of state and local government. The current federal deficit is targeted to reach between $165-170 billion, which at 2.0% of GDP compares very favorably to the deficits of many other developed nations and would be the lowest federal deficit on this basis since 1988.

     Domestic inflation continues to provide investors with little reason for concern. Energy prices have provided downward pressure on inflation, although slight increases in agricultural goods could have a modest impact on price levels at some point. Inflation at the consumer and producer levels, as measured by the year-over-year changes in the CPI and PPI, appear firmly in check at +2.5% and +1.8%, respectively.

     Broadly contained inflation was not enough, though, to induce the Federal Reserve to further reduce short rates at its August or September FOMC meetings. Fixed income markets appear to be discounting another rate cut prior to year end. Additional reductions will likely hinge on a productive budget compromise or a marked downturn in the domestic economy.

STRATEGY SUMMARY

     Domestic equity funds continue to emphasize technology as a means of capitalizing on the trend favoring a broad array of productivity-enhancing products and services. Technology stocks have performed strongly thus far in 1995, although their valuations do not appear excessive and remain considerably below the levels of prior peaks. We intend to remain fully invested and will maintain our focus on non-commodity, value-added technology investments, but we will attempt to reduce the sector's weight slightly in favor of certain financial services and health care issues. We estimate the portfolios will grow earnings at a rate better than three times the overall market, which augers well for future performance.

     International equity portfolios feature non-Japan Asian investments based on the high absolute levels of economic growth in these regions and currently favorable valuations. The International Growth Fund will increase Japanese investments, particularly among multinational firms with significant dollar earnings, as a means to benefit from a potential economic recovery in 1996 in the face of a weaker yen. The Developing Markets Growth Fund will remain primarily invested in non-Japan Asia but will shift toward Hong Kong, Thailand, and Taiwan.

     In addition to the third quarter's favorable investment results, we are pleased to announce that the Small Cap Growth Fund recently exceeded $25 million and will now be listed in newspapers daily with our other funds. We appreciate your continued interest and support as investors in the SIT Mutual Fund Group.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer


SIT MUTUAL FUND GROUP
September 30, 1995 Performance Review - Stock Funds

Stock Funds Review

     Domestic equities continued to advance during the third quarter ended September 30, 1995, driven higher by solid second quarter earnings gains and generally stable interest rates. Larger company issues, as measured by the S&P 500 Index, advanced +8.0% during the quarter, while the NASDAQ OTC Composite recorded a +11.8% gain as investors pushed technology issues higher. The DJIA lagged somewhat, providing a +5.8% return, but is competitive on a 9-month basis.

     Smaller company issues, propelled by an uptick in the dollar and renewed rhetoric over a capital gains tax cut, led the way during the quarter, providing a +9.9% total return according to the Russell 2000 Index.

     Growth stocks outperformed value issues once again in the third quarter as prospects for decelerating S&P 500 earnings became more evident. Smaller-sized growth stocks outperformed by +3.1%, as measured by the difference between the Russell 2000 Growth and Value Indices, while large company growth stocks provided a +0.4% incremental return. As 1996 approaches and economic forecasts continue to suggest a slowing in broad market earnings gains, the cycle favoring growth stocks should remain intact.

     International markets performed positively despite concerns over slowing economic growth overseas. The MSCI World Index provided a +5.6% total return, but non-Japan Asian markets lagged at +2.6% according to the MSCI Pacific Ex-Japan Index. Japan's Nikkei Index surged ahead by +23.4% as its government initiated an economic stimulus package; however, when adjusted for the weakness in the yen, the index in U.S. dollars rose considerably less at +4.8%.


                          TOTAL RETURN - CALENDAR YEAR


                                               1985       1986      1987      1988      1989      1990      1991        1992
SIT DEVELOPING MARKETS GROWTH FUND             ----       ----      ----      ----      ----      ----      ----        ----
  (NASDAQ Symbol: SDMGX)
SIT SMALL CAP GROWTH FUND                      ----       ----      ----      ----      ----      ----      ----        ----
  (NASDAQ Symbol: SSMGX)
SIT INTERNATIONAL GROWTH FUND                  ----       ----      ----      ----      ----      ----      4.10%(2)    2.69%
  (NASDAQ Symbol: SNGRX)
SIT GROWTH FUND                               43.65%     10.33%     5.50%     9.77%    35.15%    -2.04%     65.50      -2.14
  (NASDAQ Symbol: NBNGX)
SIT GROWTH & INCOME FUND                      23.48      21.83      5.32      5.33     32.02     -2.37      32.72       4.94
  (NASDAQ Symbol: SNIGX)
SIT BALANCED FUND                              ----       ----      ----      ----      ----      ----       ----       ----
International Emerging Markets Free Index(3)   ----       ----      ----      ----      ----      ----       ----       ----
Russell 2000 Index (3)                         ----       ----      ----      ----      ----      ----       ----       ----
EAFE Index (4)                                 ----       ----      ----      ----      ----      ----       0.26     -12.17
NASDAQ OTC Composite Index                    31.36       7.36     -5.26     15.41     19.26    -17.80      56.84      15.45
S&P 500 Index                                 31.60      18.64      5.28     16.55     31.61     -3.05      30.46       7.64


(table continued)


                                                                       YTD
                                                 1993      1994        1995
SIT DEVELOPING MARKETS GROWTH FUND               ----     -2.02%(1)   -3.38%
  (NASDAQ Symbol: SDMGX)
SIT SMALL CAP GROWTH FUND                        ----     11.57(1)    46.13
  (NASDAQ Symbol: SSMGX)
SIT INTERNATIONAL GROWTH FUND                   48.37%    -2.99        9.95
  (NASDAQ Symbol: SNGRX)
SIT GROWTH FUND                                  8.55     -0.47       34.14
  (NASDAQ Symbol: NBNGX)
SIT GROWTH & INCOME FUND                         3.15      2.83       30.34
  (NASDAQ Symbol: SNIGX)
SIT BALANCED FUND                                ----     -0.33       22.04
International Emerging Markets Free Index(3)     ----      2.80       -5.31
Russell 2000 Index (3)                           ----      4.61       25.73
EAFE Index (4)                                  32.56      7.78        6.88
NASDAQ OTC Composite Index                      14.75     -3.20       38.78
S&P 500 Index                                   10.07      1.32       29.76



                                                      QUARTERLY       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                       RETURN       THE PERIODS ENDED SEPTEMBER 30, 1995
                                                                                                      SINCE
                                           INCEPTION  3 MONTHS   1 YEAR   3 YEARS  5 YEARS 10 YEARS INCEPTION
SIT DEVELOPING MARKETS GROWTH FUND          07/01/94     0.11%   -14.10%    ----     ----     ----    -4.29%
SIT SMALL CAP GROWTH FUND                   07/01/94    20.24     50.54     ----     ----     ----    47.88
SIT INTERNATIONAL GROWTH FUND               11/01/91     4.14      5.78    17.49%    ----     ----    14.37
SIT GROWTH FUND                             09/02/82    18.77     34.79    17.80    21.29%   17.05%   19.37
SIT GROWTH & INCOME FUND                    09/02/82    10.53     31.38    13.28    15.41    14.39    14.81
SIT BALANCED FUND                           12/31/93     6.97     22.70     ----     ----     ----    11.86
International Emerging Markets Free Index (3)           -1.06    -19.21     ----     ----     ----    -2.13
Russell 2000 Index (3)                                   9.88     23.40     ----     ----     ----    24.52
EAFE Index (4)                                           4.17      5.79    13.65     ----     ----     7.85
NASDAQ OTC Composite Index (5)                          11.79     36.53    21.40    24.81    14.05    14.40
S&P 500 Index (5)                                        7.95     29.74    14.98    17.22    16.03    16.85


(1)  Period from inception (7/1/94) through 12/31/94.
(2)  Period from inception (11/1/91) through 12/31/91.
(3)  Figures assume an inception date of 7/1/94.
(4)  Figures assume an inception date of 11/1/91.
(5)  Figures assume an inception date of 9/2/82.

     Please remember that past performance is not a guarantee of future results and is only one of the factors to consider in choosing a fund. As with all investments, the share price and return may vary and you may have a gain or loss at the time of sale.


SIT DEVELOPING MARKETS GROWTH FUND REVIEW
SEPTEMBER 30, 1995

[PHOTO] Andrew B. Kim, CFA, Senior Portfolio Manager

     The SIT Developing Markets Growth Fund's investment return for the three months ended September 30, 1995 was +0.11%, compared to the MSCI Emerging Markets Free Index decline of -1.06%. The Brazilian market was up +25% in US dollar terms, but this was neutralized by market declines in almost all the Asian developing markets, as well as Chile and Peru.

     Following the nine months of adjustment to the "Tequila Effect," developing markets appear poised for healthy gains in 1996.

     As of September 30, Asian holdings represented 55% of the portfolio. Our optimistic outlook for most Asian developing markets is based on the following:
(i) the market's sanguine fundamental view regarding earnings growth in 1996;
(ii) moderate valuations relative to previous norms; (iii) easing of concerns about the region's economic overheating; and (iv) a refocusing on the attractions of high absolute economic growth. Asian economies should grow by 7% or more in 1996 and firm domestic monetary policy should continue to cool down inflationary pressures. Additionally, a possible Fed easing as well as new Japanese investment into the region spurred by the yen's weakness would bode well for these markets. We are tilting our intra-regional weightings in favor of Hong Kong, Thailand and Taiwan.

     In Latin America, our strategy has not changed significantly. We recently increased the Fund's allocation to Chile and Peru, and remain underweight in both Argentina and Mexico. As of September 30, Latin America represented approximately 30% of the total portfolio.

     We plan to increase the Fund's European holdings, possibly in Poland. Africa continues to represent approximately 3% of the portfolio, compared to the index weighting of around 15%.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies deemed to be domiciled or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency fluctuations, high volatility, illiquidity and the possibility of political instability.

                               PORTFOLIO SUMMARY

           Net Asset Value 9/30/95:         $9.42 Per Share
                           6/30/95:         $9.41 Per Share
                  Total Net Assets:         $4.65 Million

                              PORTFOLIO STRUCTURE
                            (% of total net assets)
[BAR GRAPH]
                                       SIT Developing     International Emerging
                                     Markets Growth Fund    Markets Free Index
         Pacific Basin                      55.0                  47.8
         Latin America                      29.5                  32.1
         Europe                              8.8                   5.2
         Middle East/Africa                  2.6                  17.9
         Other Assets & Liabilities          4.1                   N/A


                       Average Annual Total Returns*                        Cumulative Total Returns*
                              Morgan Stanley                                      Morgan Stanley
               Developing      International        Lipper          Developing     International        Lipper
                 Markets     Emerging Markets     Emerging           Markets     Emerging Markets      Emerging
               Growth Fund      Free Index      Markets Index      Growth Fund      Free Index          Markets
Index
3 Months            0.11%         -1.06%             0.27%             0.11%          -1.06%              0.27%
 (unannualized)
1 Year            -14.10         -19.21            -16.60            -14.10          -19.21             -16.60
Inception          -4.29          -2.13             -1.07             -5.34           -2.67              -1.34
 (12/31/93)


*  AS OF 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the International Emerging Markets Free Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                               GROWTH OF $10,000
[LINE GRAPH]

         SIT Developing Markets Growth Fund
         International Emerging Markets Free Index

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/95 would have declined to $9,466 in the Fund or $9,734 in the International Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                        *  Multibras
                        *  Advanced Info Services
                        *  Hutchison Whampoa
                        *  Genting Berhad
                        *  Lojas Americanos
                        *  Cemig, A.D.R.
                        *  LG Electronics
                        *  President Enterprises
                        *  Morgan Stanley So. Africa Inv. Fund
                        *  Autoliv AB

                        TOTAL NUMBER OF HOLDINGS:  46


SIT SMALL CAP GROWTH FUND REVIEW
SEPTEMBER 30, 1995

[PHOTO] Eugene C. Sit, CFA, Senior Portfolio Manager

     Small cap stocks accelerated during the third quarter as the U.S. dollar strengthened and rhetoric intensified over a potential capital gains tax cut, propelling the SIT Small Cap Growth Fund to new highs. The Fund posted a +20.2% gain in the quarter, well ahead of the +9.9% recorded by the Russell 2000 Index. Moreover, Lipper and USA Today recognized the Fund as one of the nation's top twenty funds in terms of quarterly and yearly performance.

     The Fund's primary concentration in technology holdings, particularly among semiconductor and telecommunications issues, provided slightly better than half of its incremental return, with financial services and consumer non-durables stocks also contributing significantly. Even though the Fund's technology holdings have performed well thus far in 1995, their valuations appear reasonable relative to their estimated long-term growth rates, and the demand for information processing and communications equipment remains strong. Although we continue to emphasize technology, financial services and health care holdings will be increased slightly to balance the portfolio's growth prospects.

     The Fund recently exceeded $25 million in total net assets, allowing it to be listed in the daily newspapers. New positions acquired in the quarter include: Community First Bankshares (financial services), Risk Capital Holdings (reinsurance), I-Stat (medical equipment), Books-A-Million (book retailer), Alternative Resources (technology support services), and Mattson Technology (semiconductors). The Fund's weighted average market capitalization of $392 million is less than most small cap indices, and the Fund's earnings growth rate exceeds 30%.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.

                               PORTFOLIO SUMMARY

              Net Asset Value 9/30/95:       $16.22 Per Share
                              6/30/95:       $13.49 Per Share
                     Total Net Assets:       $25.56 Million

                              PORTFOLIO STRUCTURE
                            (% of total net assets)
[BAR GRAPH]

                  Technology                      40.6
                  Health Care                     16.9
                  Financial                       10.4
                  Business Equipment & Services    6.7
                  Retail                           4.6
                  Capital Goods                    4.0
                  Consumer Services                2.7
                  Transportation                   1.8
                  Consumer Non-Durables            1.6
                  Energy                           1.5
                  Consumer Durables                1.1
                  Other Assets & Liabilities       8.1


                      AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                                                 Lipper                                     Lipper
                  Small Cap     Russell 2000    Small Co.     Small Cap    Russell 2000    Small Co.
                 Growth Fund       Index         Growth      Growth Fund      Index         Growth
3 Months            20.24%         9.88%         12.50%         20.24%         9.88%        12.50%
 (unannualized)
1 Year              50.54         23.40          29.65          50.54         23.40         29.65
Inception           47.88         24.52          32.13          63.03         31.52         41.74
 (12/31/93)


*  As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                               GROWTH OF $10,000
[LINE GRAPH]

         SIT Small Cap Growth Fund
         Russell 2000 Index

     The sum of $10,000 invested at inception (7/1/94) and held until 9/30/95 would have grown to $16,303 in the Fund or $13,152 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                        * Advanced Semiconductor Material Intl. N.V.
                        * Transaction Network Services, Inc.
                        * Aspen Technology, Inc.
                        * Sierra Health Services, Inc.
                        * Hyperion Software Corp.
                        * Community First Bankshares
                        * Centennial Cellular Corp.
                        * Molten Metal Technology, Inc.
                        * GMIS, Inc.
                        * Integrated Process Equipment Corp.

                          Total number of holdings: 55


SIT International Growth Fund Review

September 30, 1995

[PHOTO] Andrew B. Kim, CFA, Senior Portfolio Manager

     The SIT International Growth Fund's investment return for the three months ended September 30, 1995 was +4.14%, compared to the EAFE Index return of +4.17%. Year-to-date the Fund's return was 9.95%, in contrast to +6.88% for the benchmark index.

     In anticipation of an economic recovery in 1996, the Japanese market rebounded +23.4% (local currency) during the quarter. The yen's depreciation of -15%, however, resulted in an increase in US dollar terms of only +4.8%. Given the structural trend of the dollar's strengthening against the yen, we intend to hedge our Japanese portfolio as well as increase our emphasis on multinationals with significant dollar earnings. We are projecting a recovery in Japan's growth rate of 2.5% to 3.0% in 1996, from -0.5% in the last two years. Accordingly, we plan to increase the Fund's Japanese allocation from 24% at September 30 to approximately 30%.

     Looking ahead, the fastest growth in 1996 is again expected to come from the non-Japan Asian economies. These countries continue their large capital outlays based on high domestic savings and direct foreign investment. The resultant rapid corporate earnings growth should increase equity valuations. Unlike Japan, long-term currency gains in several of these countries could be an added contributor to overall gains. As of September 30, the investments in this region represented about 26% of the portfolio.

     The recent easy money policy of Germany, which resulted in lower market interest rates, should have a stimulative effect on European economies and liquidity conditions in 1996. As economic growth continues, corporate profits should trend upward. Based on improved financial conditions, such as historically low real interest rates and reasonable equity valuations, we plan to maintain our European portfolio weighting at approximately 40%. In Latin America our diversification strategy includes holdings in Brazil, Peru, Chile and Mexico.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.

                               PORTFOLIO SUMMARY

               Net Asset Value 9/30/95:       $16.36 Per Share
                               6/30/95:       $15.71 Per Share
                      Total Net Assets:       $71.31 Million


                              Portfolio Structure
                            ( % of total net assets)
[BAR GRAPH]
                                                SIT Int'l     Morgan Stanley
                                               Growth Fund      EAFE Index
                  Pacific Basin                    26.2             9.6
                  Other Europe                     24.4            19.7
                  Japan                            24.1            40.8
                  France, Germany & UK             14.8            29.9
                  Latin America                     4.7             0.0
                  Other Assets & Liabilities        5.8             N/A


                        Average Annual Total Returns*                    Cumulative Total Returns*
                                Morgan Stanley                                 Morgan Stanley
                International   Capital Int'l      Lipper      International    Capital Int'l      Lipper
                 Growth Fund      EAFE Index     Int'l Fund     Growth Fund      EAFE Index      Int'l Fund
3 Months            4.14%             4.17%          5.44%          4.14%           4.17%           5.44%
 (unannualized)
1 Year              5.78              5.79           3.31           5.78            5.79            3.31
3 Years            17.49             13.65          13.76          62.19           46.81           47.22
Inception          14.37              7.85           9.76          69.17           34.46           44.05
 (11/1/91)


  * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                               GROWTH OF $10,000
[LINE GRAPH]

         SIT International Growth Fund
         Morgan Stanley EAFE Index

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/95 would have grown to $16,917 in the Fund or $13,446 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                        *  Autoliv AB
                        *  Nokia Series A
                        *  Aegon N.V., A.D.R.
                        *  SAP Preferred
                        *  Hutchison Whampoa
                        *  Astra "B" Free
                        *  Wolters Kluwer
                        *  Reuters Holdings, p.l.c., A.D.S.
                        *  Telecom Corp. New Zealand, A.D.R.
                        *  Bangkok Bank

                           Total number of holdings: 66


SIT Growth Fund Review
September 30, 1995

[PHOTO] Eugene C. Sit, CFA, Senior Portfolio Manager
        Erik S. Anderson, CFA, Portfolio Manager

     Smaller-to medium-sized growth stocks performed well in the third quarter of 1995 as the SIT Growth Fund posted a +18.8% total return, exceeding the +11.8% increase of the NASDAQ Composite. Incremental returns were derived throughout the portfolio but were highlighted by relative strength in the Fund's technology and health care holdings. High growth issues, particularly those whose earnings estimates were revised upward by market analysts, appreciated considerably, an indication of the market's confidence in their future prospects.

     The Fund is essentially fully invested with 84% of the portfolio positioned in securities with estimated long-term growth rates of better than 16%, which is considerably more than most midcap and broad stock market indices. The earnings of the portfolio's equity holdings are projected to grow faster than 30% over the next two years, while consensus estimates for the S&P 500's earnings growth approximate only +8%.

     Technology holdings are a significant portion of the Fund's portfolio, although they are diversified across the networking, semiconductor-related, software, and telecommunications industries. Recent additions have been software related, because of their higher profit margins and their lower reliance on capital investment. Two examples are Business Objects (decision support software) and Legato Systems (network storage management software).

     The Growth Fund recently celebrated its 14th anniversary, and we would like to thank all of our long-term holders for their interest and support.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                               PORTFOLIO SUMMARY

              Net Asset Value 9/30/95:       $  15.44 Per Share
                              6/30/95:       $  13.00 Per Share
                     Total Net Assets:       $ 384.73 Million


                              PORTFOLIO STRUCTURE
                            (% of total net assets)
[BAR GRAPH]
                  Technology                            34.6
                  Financial                             15.4
                  Health Care                           14.9
                  Business Equipment & Services         14.9
                  Energy                                 3.8
                  Consumer Services                      2.9
                  Consumer Durables                      2.4
                  Capital Goods                          2.1
                  Retail                                 1.7
                  Transportation                         1.3
                  Raw Materials                          1.2
                  Other Assets & Liabilities             4.8


                      Average Annual Total Returns*                    Cumulative Total Returns*
                 Growth       NASDAQ OTC          S&P             Growth       NASDAQ OTC           S&P
                  Fund     Composite Index     500 Index           Fund      Composite Index     500 Index
3 Months          18.77%        11.79%            7.95%            18.77%         11.79%           7.95%
 (unannualized)
1 Year            34.79         36.53            29.74             34.79          36.53           29.74
5 Years           21.29         24.81            17.22            162.48         202.91          121.32
10 Years          17.05         14.05            16.03            382.71         272.25          342.10
Inception         19.37         14.40            16.85            914.20         481.36          667.20
 (9/2/82)


*  As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NASDAQ OTC Composite Index nor the S&P 500 Index.

                               GROWTH OF $10,000
[LINE GRAPH]

                  SIT Growth Fund
                  NASDAQ OTC Composite Index

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/95 would have grown to $101,420 in the Fund or $58,136 in the NASDAQ OTC Composite Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                        *  3Com Corp.
                        *  Xilinx, Inc.
                        *  Paychex, Inc.
                        *  TCF Financial Corp.
                        *  MGIC Investment Corp.
                        *  DSC Communications Corp.
                        *  Ceridian Corp.
                        *  Peoplesoft, Inc.
                        *  Oxford Health Plans, Inc.
                        *  Parametric Technology, Inc.

                           Total number of holdings: 60


SIT Growth & Income Fund Review
September 30, 1995

[PHOTO] Peter L. Mitchelson, CFA, Senior Portfolio Manager
        Ronald D. Sit, CFA, Portfolio Manager

     Continuing the strong positive trend of the previous quarter, the total return achieved by the SIT Growth & Income Fund was +10.53% for the three months ended September 30, 1995. As shown in the accompanying tables, this strong performance exceeded the gains of other comparable funds as well as the return of the Standard & Poor's 500 Index, an unmanaged benchmark not subject to management fees or expenses. Your Fund's managers have always encouraged investors to focus on the longer term and it is encouraging that the Fund's strong performance beginning in the second half of 1994 has moved its 10-year record slightly ahead of its peer group with an annualized return of +14.39%.

     The principal driving force supporting the Fund's improving results has been a marked strengthening in the growth stock component of the broad stock market since the middle of 1994. Growth stocks typically begin to outperform when the economy begins to slow, and this has certainly been the case in 1995. Corporate profit trends for the broad spectrum of American industry are decelerating sharply, making the consistently high earnings growth rates of the average company held in the Growth & Income Fund increasingly attractive by comparison.

     Our confidence that the cycle favoring growth stocks is likely to be sustained is evidenced by the continued low levels of cash reserves being maintained. As of September 30, cash reserves represented less than 3% of total net assets. Technology and health care continue to be the two most heavily weighted sectors in the portfolio and, in aggregate, represent nearly 47% of total equities held.

     Most encouragingly, the projected earnings growth rates of the portfolio's equity holdings are being maintained. For 1996, weighted average earnings are estimated to grow +25.8%, which is up by more than three percentage points compared to a similar calculation made at the end of June.

     The Fund's net assets over the past 12 months have grown from $36.4 million to $45.2 million and shareholders' confidence and participation are greatly appreciated.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Growth & Income Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund invests in common stocks, preferred stocks, convertible stocks and bonds, corporate bonds, debentures and government securities.

     Currently, the fund invests exclusively in common and preferred stocks and securities convertible into common stock. In making common stock investments, effort is directed toward the selection of "blue-chip" common stocks that pay dividends, particularly those with which have provided stable and growing dividend rates on an historical basis.

                               PORTFOLIO SUMMARY

         Net Asset Value 9/30/95:    $31.35 Per Share
                         6/30/95:    $28.38 Per Share
                Total Net Assets:    $45.21 Million
              Quarterly Dividend:    $ 0.00 Per Share


                              PORTFOLIO STRUCTURE
                            (% of total net assets)
[BAR GRAPH]
                  Technology                            28.8
                  Health Care                           16.5
                  Financial                             12.8
                  Business Equipment  & Services         9.5
                  Consumer Non-Durables                  8.4
                  Energy                                 4.5
                  Consumer Services                      4.4
                  Capital Goods                          3.9
                  Retail                                 3.5
                  Raw Materials                          2.3
                  Utilities                              1.5
                  Shelter                                1.0
                  Multi-Industry                         0.4
                  Other Assets & Liabilities             2.5


                        Average Annual Total Returns*                 Cumulative Total Returns*
                   Growth &      Lipper Growth     S&P         Growth &    Lipper Growth        S&P
                  Income Fund   & Income Index  500 Index     Income Fund  & Income Index    500 Index
3 Months             10.53%          7.45%         7.95%         10.53%          7.45%          7.95%
 (unannualized)
1 Year               31.38          22.96         29.74          31.38          22.96          29.74
5 Years              15.41          16.50         17.22         104.76         114.58         121.32
10 Years             14.39          14.37         16.03         283.75         282.81         342.10
Inception            14.81          15.39         16.85         509.06         550.65         667.20
 (9/2/82)


* As of 9/30/95

     Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The Lipper Index figures are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

     On 6/6/93, the Fund's investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

                               GROWTH OF $10,000
[LINE GRAPH]
                  SIT Growth & Income Fund
                  Lipper Growth & Income Fund Index
                  S&P 500 Index

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/95 would have grown to $60,906 in the Fund, $65,065 in the Lipper Growth & Income Fund Index or $76,720 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

                         * Cisco Systems, Inc.
                         * Citicorp
                         * Pfizer, Inc.
                         * Intel Corp.
                         * LSI Logic Corp.
                         * Motorola, Inc.
                         * Amgen, Inc.
                         * DSC Communications Corp.
                         * Oracle Systems Corp.
                         * Philip Morris Cos., Inc.

                           Total number of holdings: 60


SIT Balanced Fund Review
September 30, 1995


[PHOTO] Peter L. Mitchelson, CFA, Senior Portfolio Manager

     During the third quarter of calendar 1995, the SIT Balanced Fund's total return was +7.0% and on a latest 12-month basis the total return was +22.7%. The Fund's 12-month return ranked 6th out of 47 funds in its Lipper* style and size grouping.

     As of September 30, the asset allocation of the Fund was 51% in equities, 40% in bonds and approximately 9% in cash reserves instruments. Partly due to cash inflows, the equity ratio of the Fund declined by approximately 8 percentage points and it currently rests near the midpoint of the Fund's normal 40% to 60% equity operating range.

     Within the equity component of the Fund, industry weighting shifts were relatively minor during the latest quarter. Technology and health care stocks remain the dominant industries held, although financial services were increased by over two percentage points during the period, representing the largest sectoral change.

     High earnings growth remains the dominant characteristic of the equity holdings. At the end of September, the average projected 1996 earnings growth rate for the companies held was +24.7%, up from +22.3% when the calculation was prepared at the end of June. Both of these growth rates compare very favorably to earnings trends for corporate America as a whole. The outlook for growth stocks, which are the focus of the Fund's equity holdings, remains favorable.

     In the fixed income portion of the portfolio, new cash flow has been invested in intermediate and long maturity Treasury securities to help maintain the portfolio's slightly more aggressive posture relative to the investment grade bond universe. We anticipate decreasing the portfolio's holdings in intermediate maturity bonds as opportunities in higher yielding sectors arise. We continue to emphasize high coupon pass-through securities with stable prepayment characteristics.

     The Fund's net assets over the past 12 months have grown from $1.5 million to $3.2 million and we are most appreciative of investors' increasing interest and participation.

*The Lipper Index figures are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.

                               PORTFOLIO SUMMARY

          Net Asset Value 9/30/95:    $11.68 Per Share
                          6/30/95:    $10.99 Per hare
                 Total Net Assets:    $ 3.18 Million
               Quarterly Dividend:    $ 0.06 Per Share

                              PORTFOLIO STRUCTURE
                            (% of total net assets)
[PIE CHART]
                  Stocks                           51.3%
                  Fixed Income (Bonds & Cash)      48.7%


                        AVERAGE ANNUAL TOTAL RETURNS*               CUMULATIVE TOTAL RETURNS*
                  Balanced   Lehman Aggregate      S&P        Balanced   Lehman Aggregate     S&P
                    Fund        Bond Index      500 Index       Fund        Bond Index     500 Index
3 Months            6.97%          1.96%          7.95%          6.97%          1.96          7.95%
 (unannualized)
1 Year             22.70          14.06          29.74          22.70          14.06         29.74
Inception          11.86           5.78          16.95          21.65          10.32         31.48
 (9/2/82)


*  As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Aggregate Bond Index nor the S&P 500 Index.

                               GROWTH OF $10,000
[LINE GRAPH]

         SIT Balanced Fund
         Lehman Aggregate Bond Index
         S&P 500 Index

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/95 would have grown to $12,165 in the Fund, $11,032 in the Lehman Aggregate Bond Index or $13,148 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS
         Stocks:
                * Citicorp
                * Pfizer, Inc.
                * American International Group, Inc.
                * Amgen, Inc.
                * First Financial Management Corp.

         Bonds:
                * U.S. Treasury Note, 7.875%, 8/15/01
                * U.S. Treasury Bond, 7.125%, 2/15/23
                * FNMA 10.00%, 10/1/19
                * GNMA 9.25%, 9/15/01
                * GNMA 9.00%, 6/15/11

                  Total number of holdings: 75


                         A LOOK AT THE SIT MUTUAL FUNDS

     The SIT Mutual Fund Group is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.0 billion for some of America's largest corporations, foundations and endowments.

     The SIT Mutual Fund Group is comprised of eleven 100% no-load funds. 100% no-load means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:

                 *  Free telephone exchange
                 *  Dollar-cost averaging through automatic investment plan
                 *  Electronic transfer of funds for purchases and redemptions
                 *  Free check-writing privileges on bond funds
                 *  Retirement accounts including IRAs, Keoghs and 401(k) Plans

[CHART]

                              OUR FAMILY OF FUNDS
Stability:               Income:                 Growth & Income:          Growth:
Safety of principal      Increased income        Long-term capital         Long-term capital
and current income                               appreciation and          appreciation
                                                 income

Funds:
Money Market             U.S. Govt. Securities   Balanced                  Growth
                         Tax-Free Income         Growth & Income           Int'l Growth
                         MN Tax-Free Income                                Small Cap Growth
                         Bond                                              Dev Markets Growth

         Principal Stability                  Growth
         & Current Income                     Potential


Directors:
            Eugene C. Sit, CFA
            Peter L. Mitchelson, CFA
            Melvin C. Bahle
            Sidney L. Jones
            Donald W. Phillips
            William E. Frenzel

Officers:
            Eugene C. Sit, CFA                 Chairman
            Peter L. Mitchelson, CFA           Vice Chairman
            Mary K. Stern                      President
            Erik S. Anderson, CFA (1)          Vice President - Investments
            Ronald D. Sit, CFA (2)             Vice President - Investments
            Paul E. Rasmussen                  Vice President & Treasurer
            Michael P. Eckert                  Vice President
            Michael J. Radmer                  Secretary
            Parnell M. Kingsley                Assistant Secretary
            Carla J. Rose                      Assistant Secretary
            Debra A. Sit, CFA                  Assistant Treasurer

(1)      Growth Fund only.
(2)      Growth & Income Fund only.


QUARTERLY REPORT
STOCK FUNDS
September 30, 1995



INVESTMENT ADVISER                          INVESTMENT SUB-ADVISER
Sit Investment Associates, Inc.             (Developing Markets Growth Fund and
4600 Norwest Center                         International Growth Fund)
Minneapolis, MN  55402                      Sit/Kim International Investment
612-334-5888 (Metro Area)                   Associates, Inc.
800-332-5580                                4600 Norwest Center
                                            Minneapolis, MN  55402
                                            612-334-5888 (Metro Area)
                                            800-332-5580
DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN  55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN, TRANSFER AGENT
AND DISBURSING AGENT
Norwest Bank Minnesota, N.A.
733 Marquette Avenue, Fourth Floor
Minneapolis, MN 55479
612-667-9678 (Metro Area)
800-626-4836

AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN 55402


MEMBER OF
100% NO-LOAD
     MUTUAL FUND
     COUNCIL